UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2020
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

The Hershey Company (the “Company”) is filing this Current Report on Form 8-K to (1) supplement the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 20, 2020 (the “2019 Form 10-K”), and (2) provide an update regarding certain trends affecting our business under Item 7 of the 2019 Form 10-K.

Supplemental Risk Factor

Our business and financial results may be negatively impacted by the failure to successfully manage a disruption in consumer and trade patterns, as well as operational challenges associated with the actual or perceived effects of a disease outbreak, including epidemics, pandemics or similar widespread public health concerns.

Our operations are impacted by consumer spending levels, impulse purchases, the availability of our products at retail and our ability to manufacture, store and distribute products to our customers and consumers in an effective and efficient manner. The fear of exposure to or actual effects of a disease outbreak, epidemic, pandemic or similar widespread public health concern, such as the novel coronavirus ("COVID-19"), could negatively impact our overall business and financial results. Specific factors that may impact our operations include, but are not limited to:

•Significant reductions or volatility in demand for one or more of our products, which may be caused by, among other things: the temporary inability of consumers to purchase our products due to illness, quarantine or other travel restrictions, or financial hardship, shifts in demand away from one or more of our products, or pantry-loading activity; if prolonged, such impacts may further increase the difficulty of planning for operations and may negatively impact our results;

•Significant reductions in the availability of one or more of our products as a result of retailers, common carriers or other shippers modifying restocking, fulfillment and shipping practices;

•The inability to meet our customers’ needs and achieve cost targets due to disruptions in our manufacturing operations or supply arrangements caused by the loss or disruption of essential manufacturing and supply elements such as raw materials or finished product components, transportation resources, workforce availability, or other manufacturing and distribution capability;

•An inability to effectively modify our trade promotion and advertising activities to reflect changing consumer viewing and shopping habits due to the cancellation or postponement of major sporting and entertainment events, reduced in-store visits, travel restrictions and a shift in customer advertising priorities, among other things;

•The failure of third parties on which we rely, including those third parties who supply our ingredients, packaging, capital equipment and other necessary operating materials, contract manufacturers, distributors, contractors, commercial banks and external business partners, to meet their obligations to the Company, or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties and may negatively impact our operations; or

•Significant changes in the political conditions in markets in which we manufacture, sell or distribute our products, including quarantines, governmental or regulatory actions, closures or other restrictions that limit or close our operating and manufacturing facilities, restrict our employees’ ability to travel or perform necessary business functions, or otherwise prevent our third-party partners, suppliers, or customers from sufficiently staffing operations, including operations necessary for the production, distribution, sale, and support of our products, which could negatively impact our results.

The Company's efforts to manage and mitigate these factors may be unsuccessful, and the effectiveness of these efforts depends on factors beyond our control, including the duration and severity of any disease outbreak, as well as third-party actions taken to contain its spread and mitigate public health effects.

Trends Affecting Our Business

As COVID-19 continues to spread and significantly impact various markets around the world, including the United States, the Company has put preparedness plans in place at our facilities, while also taking necessary steps to keep our teams healthy and safe. In line with recommendations to reduce large gatherings and increase social distancing, the Company has asked many office-based employees to work remotely and implemented enhanced safety protocols, including social distancing at our manufacturing operations. We are also working closely with our third-party suppliers to develop contingency plans for potential supply interruptions.

At the time of our 2019 Form 10-K disclosure regarding COVID-19 (included within Management’s Discussion and Analysis of Financial Condition and Results of Operations), we believed this outbreak would be limited to our China business. However, policies and initiatives to reduce the global transmission of COVID-19 have significantly increased. These initiatives include reduced or eliminated food services, reduced travel, the closure of retailing establishments, the cancellation of major sporting and entertainment events, the promotion of social distancing and the adoption of remote working policies. In response to the COVID-19 pandemic, the Company has temporarily closed its Hershey’s Chocolate World stores in Hershey, Pennsylvania, New York City and Las Vegas, Nevada.

The COVID-19 pandemic is a highly fluid situation and it is not currently possible for us to reasonably estimate the impact it may have on our financial and operating results. We continue to monitor the situation and expect to provide additional details during our first-quarter 2020 earnings call.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: March 25, 2020	By:	/s/ Steven E. Voskuil
Steven E. Voskuil Senior Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)